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                                                                   EXHIBIT 10.35

                             VITRIA TECHNOLOGY, INC.
                           1999 EQUITY INCENTIVE PLAN

                            STOCK AWARD GRANT NOTICE


VITRIA TECHNOLOGY, INC. (the "Company"), pursuant to its 1999 Equity Incentive Plan (the "Plan"), hereby awards to Participant the number of shares of the Company's Common Stock set forth below ("Award"). This Award is subject to all of the terms and conditions as set forth herein and in the Stock Award Agreement and the Plan, both of which are attached hereto and incorporated herein in their entirety.


Participant:
                                    --------------------------------------------
Date of Grant:
                                    --------------------------------------------
Number of Shares Subject to Award:
                                    --------------------------------------------
Vesting Commencement Date:
                                    --------------------------------------------
Consideration:
                                    --------------------------------------------

VESTING SCHEDULE:   [ ] 1/4 of the shares vest one year after the Vesting
                        Commencement Date and 1/48 of the shares vest monthly thereafter over the next three years.

                    [ ] 1/36 of the shares vest month over the next three years.

                    [ ] All of the shares are fully vested as of the
                        Vesting Commencement Date.

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Stock Award Grant Notice, the Stock Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Stock Award Grant Notice, the Stock Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:
                  --------------------------------------------------------------

                  --------------------------------------------------------------



VITRIA TECHNOLOGY, INC.                                       PARTICIPANT:


By:
    ---------------------------------     --------------------------------------
               Signature                                 Signature

Name:                                     Name:
      -------------------------------           --------------------------------

Title:                                    Date:
       ------------------------------           --------------------------------

Date:
     --------------------------------

ATTACHMENTS:         Stock Award Agreement and 1999 Equity Incentive Plan.


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                             VITRIA TECHNOLOGY, INC.
                           1999 EQUITY INCENTIVE PLAN

                              STOCK AWARD AGREEMENT


     Pursuant to the Stock Award Grant Notice ("Grant Notice") and this Stock Award Agreement (collectively, the "Award") and in consideration of the Purchase Price (as defined below), Vitria Technology, Inc. (the "Company") has awarded you a stock award under its 1999 Equity Incentive Plan (the "Plan") for the number of shares of the Company's Common Stock subject to the Award as indicated in the Grant Notice. Defined terms not explicitly defined in this Stock Award Agreement but defined in the Plan shall have the same definitions as in the Plan.

     The details of your Award are as follows:

     1. CONSIDERATION. The purchase price of Common Stock acquired pursuant to the Award shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, by services rendered or to be rendered to the Company; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion (the "Purchase Price"); PROVIDED, HOWEVER, that payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment and must be made in a form of consideration legal under Delaware General Corporation Law.

     2. VESTING. Your Award will be fully vested as of the date of grant set forth in your Grant Notice.

     3. NUMBER OF SHARES. The number of shares subject to your Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

     4. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

     5. WITHHOLDING OBLIGATIONS. At the time your Award is made, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award.

     6. NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by

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the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

     7. MISCELLANEOUS.

          (a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.

          (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

          (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

     8. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.